UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 1, 2025
Date of Report (date of earliest event reported)
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Prime Medicine, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41536	84-3097762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 First Street Cambridge, MA		02141
(Address of principal executive offices)		(Zip code)
(617) 465-0013
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 1, 2025 (the “Repricing Date”), Prime Medicine, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in a virtual meeting format via live webcast. As further described in Item 5.07 to this Current Report on Form 8-K, at the Special Meeting, the Company’s stockholders approved a one-time repricing (the “Option Repricing”) of certain outstanding stock options granted to, and held by, certain of the Company’s current employees, including its executive officers and named executive officers (namely, Allan Reine, M.D., the Company’s Chief Executive Officer, principal executive officer and principal financial officer), and members of the Board of Directors of the Company (the “Board”) through the Repricing Date (collectively, the “Eligible Optionholders”), under the Company’s 2019 Stock Option and Grant Plan and/or the 2022 Stock Option and Incentive Plan (collectively, the “Plans”), that have exercise prices in excess of the Repriced Exercise Price (as defined below), covering up to an aggregate of 8,285,387 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock” and such options, the “Eligible Options”). The Option Repricing was previously approved by the Board on June 22, 2025, subject to approval by the Company’s stockholders.
Effective as of the Repricing Date, the per share exercise price of each Eligible Option held by an Eligible Optionholder who is an employee of the Company or a member of the Board as of the Repricing Date, as applicable, was automatically reduced to $4.04 per share, which was the closing trading price per share of Common Stock on The Nasdaq Global Market on the Repricing Date (each, a “Repriced Option,” and such exercise price per share, the “Repriced Exercise Price”). Under the terms of the Option Repricing, a Repriced Option will revert to its original exercise price per share (the “Original Price”) if (i) such Repriced Option is exercised prior to the applicable Retention Date (as defined below), which shall be (x) the one-year anniversary of the Repricing Date for Repriced Options held by employees who are not executive officers of the Company on the Repricing Date or (y) the 18-month anniversary of the Repricing Date for Repriced Options held by individuals who are members of the Board or executive officers of the Company, as applicable, on the Repricing Date (each, a “Retention Date”), (ii) an Eligible Optionholder’s Service Relationship (as defined in the Plans) is terminated by the Company for Cause (as defined in the applicable award agreement) prior to the applicable Retention Date, or (iii) an Eligible Optionholder resigns from the Company (including as a member of the Board) for any reason prior to the applicable Retention Date (provided that, for any Eligible Optionholder party to an employment agreement, offer letter or severance plan or policy pursuant to which such Eligible Optionholder is entitled to “good reason” protection, such Eligible Optionholder shall retain the Repriced Exercise Price if such Eligible Optionholder resigns for “good reason”). Notwithstanding the foregoing, in the event of (A) a Sale Event (as defined in the Plans) prior to the applicable Retention Date, (B) the termination of the Eligible Optionholder’s Service Relationship by the Company without Cause or for “good reason” (as applicable) or (iii) the Eligible Optionholder’s death or disability (as determined in accordance with the Plans), each Repriced Option shall retain the Repriced Exercise Price to the extent it has not otherwise reverted to the Original Price in accordance with the foregoing and the ability to exercise such Repriced Option may be accelerated to earlier than the applicable Retention Date. Except as modified by the Option Repricing, all other terms and conditions of the Repriced Options, including, without limitation, any provisions with respect to vesting and term of the options, will remain in full force and effect.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Special Meeting was held on August 1, 2025. Proxies were solicited pursuant to the Company’s definitive proxy statement (the “Proxy Statement”) filed on July 14, 2025 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of the close of business on July 9, 2025, the record date for the Special Meeting, the number of shares of Common Stock outstanding and entitled to vote at the Special Meeting was 134,496,013. The number of shares of Common Stock present in person or by remote communication, if applicable, or represented by valid proxy at the Special Meeting was 85,150,052, thus establishing a quorum for the transaction of business at the Special Meeting. Shares present virtually during the Special Meeting were considered shares of Common Stock represented in person at the Special Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Special Meeting.
At the Special Meeting, the Company’s stockholders voted on the following matters, all of which were described in the Proxy Statement: (i) to approve the Option Repricing (the “Option Repricing Proposal” or “Proposal 1”) and (ii) to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of additional proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Option Repricing Proposal at the time of the Special Meeting (the “Adjournment Proposal” or “Proposal 2”). The final voting results are set forth below.
Proposal 1 – The Option Repricing Proposal was approved, based on the following votes:

For	Against	Abstentions
71,563,193	13,491,029	95,830
Proposal 2 – Although the Adjournment Proposal was deemed not necessary because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Option Repricing Proposal, it was approved, based on the following votes:

For	Against	Abstentions
69,859,419	15,141,941	148,692
No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2025

Prime Medicine, Inc.

By:	/s/ Allan Reine
Name:	Allan Reine, M.D.
Title:	Chief Executive Officer